Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of January 2, 2014 (the “Second Amendment Effective Date”) and is executed and delivered by and among THE WHITEWAVE FOODS COMPANY, a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below), as amended hereby.

RECITALS

A. Reference is made to that certain Credit Agreement, dated as of October 12, 2012, by and among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent, as amended by the First Amendment to Credit Agreement, dated as of November 28, 2012 (as further amended, modified, supplemented or extended from time to time, the “Credit Agreement”).

B. The Loan Parties have requested that the Lenders and the Administrative Agent agree to amend the terms of the Credit Agreement as set forth below. The Lenders and the Administrative Agent have agreed to these requests, but only upon and subject to the terms and conditions set forth herein.

AGREEMENT

1. Amendment.

(a) The following defined terms are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and only to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant under a Loan Document by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 4.08 and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties and any keepwell, support or other agreement for the benefit of such Guarantor) at the time the Guaranty of such Guarantor, or grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply to only the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guaranty or security interest is or becomes illegal.

“LIBOR Quoted Currency” means Dollars and any Alternative Currency for which there is a published LIBOR rate with respect thereto, in each case, for so long as there is a published LIBOR rate with respect thereto.

“Master Agreement” has the meaning specified in the definition of “Swap Contract.”

“Non-LIBOR Quoted Currency” means any Alternative Currency other than a LIBOR Quoted Currency.

“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Second Amendment Effective Date” has the meaning given to such term in the Second Amendment to Credit Agreement, dated as of January 2, 2014 between the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

“Specified Loan Party” has the meaning specified in Section 4.08.

“Swap Obligation” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(b) The following defined terms in Section 1.01 of the Credit Agreement are hereby amended in their entirety as follows:

“Guarantors” means, collectively, (a) each Domestic Subsidiary of the Borrower identified as a “Guarantor” on the signature pages hereto, (b) each Person that joins as a Guarantor pursuant to Section 7.10 or otherwise, and (c) with respect to (i) obligations under any Secured Hedge Agreement, (ii) obligations under any Secured Cash Management Agreement and (iii) any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 4.01 and 4.08) under the Guaranty, the Borrower.

“LIBOR Base Rate” means:

(a) for any Interest Period with respect to a LIBOR Rate Loan,

(i) in the case of any LIBOR Rate Loan denominated in a LIBOR Quoted Currency, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a successor or, if any such rate is not available at such time for any reason, comparable rate, which successor or comparable rate is approved by the Administrative Agent, in any case, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “Applicable LIBOR Rate”) at or

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about 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(ii) in the case of any other LIBOR Rate Loan denominated in a Non-LIBOR Quoted Currency, the rate designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the Lenders pursuant to Section 1.08; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Applicable LIBOR Rate, at about 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits for a term of one month commencing that day;

provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied as otherwise reasonably determined by the Administrative Agent.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit, Secured Cash Management Agreement or Secured Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided, however, that the “Obligations” of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party.

“Swing Line Sublimit” means an amount equal to $85,000,000. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

(c) Section 2.01(e)(i) of the Credit Agreement is hereby amended in its entirety as follows:

(i) the sum of (A) the aggregate amount of all increases in the Aggregate Revolving Commitments pursuant to this Section 2.01(e) plus (B) the aggregate original principal amount of all Incremental Term Loans made pursuant to Section 2.01(d), in each case, after the Second Amendment Effective Date, shall not exceed $500,000,000;

(d) A new Section 4.08 is hereby added to the Credit Agreement immediately following Section 4.07 of the Credit Agreement to read as follows:

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4.08 Keepwell.

Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty in this Article IV by any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (a “Specified Loan Party”) or the grant of a security interest under the Loan Documents by any such Specified Loan Party, in either case, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article IV voidable under applicable Debtor Relief Laws, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Loan Party intends this Section to constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Loan Party for all purposes of the Commodity Exchange Act.

(e) The last paragraph in Section 9.03 of the Credit Agreement is hereby amended to add the following sentence at the end of such paragraph to read as follows:

Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or such Guarantor’s assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.

2. Effectiveness; Conditions Precedent. This Amendment shall be effective on the Second Amendment Effective Date upon the satisfaction of all of the conditions set forth in this Section 2:

(a) receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders;

(b) the Incremental Term Loan Agreement, dated as of the date hereof, between the Borrower, certain Lenders and the Administrative Agent shall have been executed and delivered by all parties thereto and shall be effective; and

(c) the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent).

3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders with respect to such Loan Party as follows:

(a) After giving effect to this Amendment, no Default exists;

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(b) The representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document shall be true and correct in all material respects (except when qualified as to materiality or Material Adverse Effect, in which case they shall be true and correct in all respects) on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects (except when qualified as to materiality or Material Adverse Effect, in which case they shall be true and correct in all respects).

(c) The execution, delivery and performance by such Loan Party of this Amendment has been duly authorized by all necessary corporate, limited liability company and, if required, stockholder action, and: (i) except as could not reasonably be expected to have a Material Adverse Effect, do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) except as could not reasonably be expected to have a Material Adverse Effect, will not violate any Law applicable to the Borrower or any of its Restricted Subsidiaries, (iii) except as could not reasonably be expected to have a Material Adverse Effect, will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Restricted Subsidiaries or its assets (except those as to which waivers or consents have been obtained), and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents.

4. Ratification of Credit Agreement. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Amendment is a Loan Document.

5. Binding on Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6. Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Amendment.

7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8. Entire Agreement. This Amendment constitutes the entire agreement among the parties with respect to only the specific subject matter hereof, and supersedes all prior negotiations, representations, warranties, commitments, offers, letters of interest or intent, proposal letters, contracts, writings or other agreements or understandings with respect thereof.

9. Counterparts. This Amendment may be executed in one or more counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which counterparts taken together shall constitute but one and the same Amendment. Signatures by facsimile or electronic copy shall bind the parties hereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above.

BORROWER:	THE WHITEWAVE FOODS COMPANY,
a Delaware corporation

	By:	/s/ David C. Oldani
	Name:	David C. Oldani
	Title:	Vice President, Treasurer and Investor Relations

GUARANTORS:	CREAMER NATION, LLC,
a Delaware limited liability company

	By:	/s/ David C. Oldani
	Name:	David C. Oldani
	Title:	Treasurer

HORIZON ORGANIC DAIRY, LLC, a Delaware limited liability company

	By:	/s/ David C. Oldani
	Name:	David C. Oldani
	Title:	Treasurer

HORIZON ORGANIC INTERNATIONAL, INC., a Delaware corporation

	By:	/s/ David C. Oldani
	Name:	David C. Oldani
	Title:	Treasurer

HORIZON ORGANIC INTERNATIONAL HOLDING COMPANY, a Delaware corporation

	By:	/s/ David C. Oldani
	Name:	David C. Oldani
	Title:	Treasurer

SILK OPERATING COMPANY, LLC, a Delaware limited liability company

	By:	/s/ David C. Oldani
	Name:	David C. Oldani
	Title:	Treasurer

THE WHITEWAVE FOODS COMPANY

SECOND AMENDMENT TO CREDIT AGREEMENT

WHITEWAVE INTERNATIONAL MANAGEMENT, LLC,
a Delaware limited liability company

	By:	/s/ David C. Oldani
	Name:	David C. Oldani
	Title:	Treasurer

WHITEWAVE SERVICES, INC., a Delaware corporation

	By:	/s/ David C. Oldani
	Name:	David C. Oldani
	Title:	Treasurer

WWF OPERATING COMPANY, a Delaware corporation

	By:	/s/ David C. Oldani
	Name:	David C. Oldani
	Title:	Treasurer

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Joan Mok
	Name:	Joan Mok
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer and the Swing Line Lender

	By:	/s/ David L. Catherall
	Name:	David L. Catherall
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Lender and an L/C Issuer

	By:	/s/ Dana J. Moran
	Name:	Dana J. Moran
	Title:	Vice President

THE WHITEWAVE FOODS COMPANY

SECOND AMENDMENT TO CREDIT AGREEMENT

COBANK, FCB,
as a Lender

By:	/s/ Zachary Carpenter
Name:	Zachary Carpenter
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew M. Widmer
Name:	Andrew M. Widmer
Title:	Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Lender

By:	/s/ Pamela Beal
Name:	Pamela Beal
Title:	Executive Director

By:	/s/ Robert M. Mandula
Name:	Robert M. Mandula
Title:	Managing Director

SUNTRUST BANK, as a Lender

By:	/s/ Tesha Winslow
Name:	Tesha Winslow
Title:	Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Blake Wright
Name:	Blake Wright
Title:	Managing Director

By:	/s/ James Austin
Name:	James Austin
Title:	Vice President

THE WHITEWAVE FOODS COMPANY

SECOND AMENDMENT TO CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Harumi Kambara
Name:	Harumi Kambara
Title:	Authorized Signatory

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Manuel J. Diaz
Name:	Manuel J. Diaz
Title:	Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Berry
Name:	John Berry
Title:	Vice President

TD BANK, N.A., as a Lender

By:	/s/ Alan Garson
Name:	Alan Garson
Title:	Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Authorized Signatory

By:	/s/ Ryan Long
Name:	Ryan Long
Title:	Authorized Signatory

THE WHITEWAVE FOODS COMPANY

SECOND AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Steven Larsen
Name:	Steven Larsen
Title:	Vice President

HSBC BANK plc, as a Lender

By:	/s/ Felix Witte
Name:	Felix Witte
Title:	Senior Corporate Banking Manager

SUMITOMO MITSUI BANKING CORP., NEW YORK, as a Lender

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Molly Drennan
Name:	Molly Drennan
Title:	Senior Vice President

KEYBANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Shibani Faehnle
Name:	Shibani Faehnle
Title:	Vice President

FIRST MIDWEST BANK, as a Lender

By:	/s/ David W. Nelson
Name:	David W. Nelson
Title:	Senior Vice President

THE WHITEWAVE FOODS COMPANY

SECOND AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Jenna Yoo
Name:	Jenna Yoo
Title:	Authorized Signatory

UNITED FCS, PCA, dba FCS COMMERCIAL FINANCE GROUP as a Lender

By:	/s/ Warren Shoen
Name:	Warren Shoen
Title:	Senior Vice President

AG COUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ David B. Rupp
Name:	David B. Rupp
Title:	Vice President

AGCHOICE FARM CREDIT, FLCA, as a Voting Participant

By:	/s/ Mark F. Kerstetter
Name:	Mark F. Kerstetter
Title:	Vice President

AGCHOICE FARM CREDIT BANK, as a Voting Participant

By:	/s/ Neda K. Beal
Name:	Neda K. Beal
Title:	Vice President

AGSTAR FINANCIAL SERVICES, PCA, as a Voting Participant

By:	/s/ Graham J. Dee
Name:	Graham J. Dee
Title:	AVP Capital Markets

THE WHITEWAVE FOODS COMPANY

SECOND AMENDMENT TO CREDIT AGREEMENT

AMERICAN AGCREDIT, FLCA,
as a Voting Participant

By:	/s/ Bradly K. Leafgren
Name:	Bradly K. Leafgren
Title:	Vice President

BADGERLAND FINANCIAL, as a Voting Participant

By:	/s/ Matt Larse
Name:	Matt Larse
Title:	Vice President, Capital Markets

FARM CREDIT MID-AMERICA, FLCA, fka
FARM CREDIT SERVICES OF MID AMERICA, FLCA, as a Voting Participant

By:	/s/ Ralph M. Bowman
Name:	Ralph M. Bowman
Title:	Vice President

FARM CREDIT SERVICES SOUTHWEST, PCA, as a Voting Participant

By:	/s/ Denise Warkomski
Name:	Denise Warkomski
Title:	Vice President

1st FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Lee Fuchs
Name:	Lee Fuchs
Title:	Vice President, Capital Markets Group

THE WHITEWAVE FOODS COMPANY

SECOND AMENDMENT TO CREDIT AGREEMENT

FARM CREDIT WEST, FLCA,
as a Voting Participant

By:	/s/ Ben Madonna
Name:	Ben Madonna
Title:	Vice President

UNITED FCS PCA DBA FCS COMMERCIAL FINANCE GROUP, as a Voting Participant

By:	/s/ Warren Shoen
Name:	Warren Shoen
Title:	Senior Vice President

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant

By:	/s/ Curt A. Brown
Name:	Curt A. Brown
Title:	Vice President

YOSEMITE LAND BANK, FLCA, as a Voting Participant

By:	/s/ Les C. Crutcher
Name:	Les C. Crutcher
Title:	Executive Vice President, Chief Credit Officer

NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Candy Boswell
Name:	Candy Boswell
Title:	Vice President

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Vice President

THE WHITEWAVE FOODS COMPANY

SECOND AMENDMENT TO CREDIT AGREEMENT